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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 14, 2000


                      TECHNICAL COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  MASSACHUSETTS
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-8588                                           04-2295040
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


     100 DOMINO DRIVE, CONCORD, MASSACHUSETTS              01742
     ----------------------------------------            ----------
     (Address of Principal Executive Offices)            (Zip Code)

                                 (978) 287-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                TABLE OF CONTENTS

                                    FORM 8-K

                          Date of Report: June 14, 2000


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ITEM                                                                    PAGE
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
ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                    1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                                1

SIGNATURE                                                                 2

EXHIBITS                                                                E-1
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective June 14, 2000, Technical Communications Corporation (the "Company") retained Grant Thornton LLP as its independent public accountants. On that same date, the Company terminated the engagement of Arthur Andersen LLP as its independent public accountants. The engagement of Grant Thornton LLP was recommended by the audit committee of the Company's Board of Directors and approved by the Board of Directors (the "Board").

         The audit reports of Arthur Andersen LLP on the Company's financial statements for each of the past two fiscal years ended October 3, 1998 and October 2, 1999, respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended October 3, 1998 and October 2, 1999, respectively, and in the subsequent interim period, there were no disagreements between the Company and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the audited financial statements.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended , and in the subsequent interim period, there have been no reportable events (as defined in Item 304(a)(1) of Regulation S-K) with Arthur Andersen LLP. During such periods the Company has not consulted Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1) of Regulation S-K).

         A letter from Arthur Andersen LLP is attached as Exhibit 16 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         A. FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         B. PRO FORMA FINANCIAL INFORMATION. Not applicable.

         C. EXHIBITS. The following exhibits are filed with this report:

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            EXHIBIT NO.                                 TITLE
            -----------                                 -----
               16                              Letter of Arthur Andersen LLP

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                                     -1-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Technical Communications Corporation



Dated:  June 14, 2000                     By: /s/ CARL H. GUILD, JR.
                                          -------------------------------------
                                          Carl H. Guild, Jr.
                                          President and Chief Executive Officer

                                      -2-

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                                  EXHIBIT INDEX

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EXHIBIT
  NO.                                        TITLE
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
  16                              Letter of Arthur Andersen LLP
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